UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 7, 2020

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	SERV	NYSE

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2020, ServiceMaster Global Holdings, Inc. (the “Company”) issued a press release reporting unaudited results for the first quarter 2020. A copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference.

 In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As announced in the Company’s May 7 press release, the Company has taken numerous strategic steps to mitigate the impacts of COVID-19 on its employees, customers and business operations, including actions designed to reduce costs and preserve cash during 2020, including delaying merit increases, rightsizing the back-office, eliminating or furloughing excess frontline employees, delaying discretionary capital and operating spending and vehicle leasing. Because of the challenges facing the Company, its employees and customers attributable to the COVID-19 pandemic, Naren K. Gursahaney, our interim CEO, has voluntarily elected to forego 25% of his salary for the remainder of his tenure as interim CEO and each member of our Board of Directors has voluntarily elected to forego 25% of his or her cash retainer for the next two quarters.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Earnings Press Release of ServiceMaster Global Holdings, Inc. issued May 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

May 7, 2020	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Earnings Press Release of ServiceMaster Global Holdings, Inc. issued May 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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